COMMON SHARES                                                 COMMON SHARES
Par Value $0.10                                               Par Value $0.10

ORGANIZED AS A BUSINESS TRUST UNDER
THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

                             MUNIYIELD FLORIDA FUND

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON SHARES OF BENEFICIAL INTEREST OF

MUNIYIELD FLORIDA FUND (THE "TRUST") TRANSFERABLE ON THE BOOKS OF THE TRUST BY THE HOLDER IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE DECLARATION OF TRUST, DATED JANUARY 21, 1992 (A COPY OF WHICH HAS BEEN FILED WITH THE SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS), AND OF THE BY-LAWS OF THE TRUST AND OF ALL THE AMENDMENTS FROM TIME TO TIME MADE THERETO. THE DECLARATION OF TRUST PROVIDES THAT THE NAME MUNIYIELD FLORIDA FUND REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES AND NOT AS INDIVIDUALS OR PERSONALLY AND NO TRUSTEE, SHAREHOLDER, OFFICER, EMPLOYEE OR AGENT OF THE TRUST MAY BE HELD TO ANY PERSONAL LIABILITY, NOR MAY RESORT BE HAD TO THEIR PRIVATE PROPERTY FOR THE SATISFACTION OF ANY OBLIGATION OR CLAIM OTHERWISE IN CONNECTION WITH THE AFFAIRS OF THE TRUST BUT THE TRUST PROPERTY ONLY SHALL BE LIABLE. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE TRUST AND THE FACSIMILE SIGNATURE OF ITS DULY AUTHORIZED OFFICERS.

Dated:

                                     Countersigned and Registered:

/s/ Arthur Zeikel                         THE BANK OF NEW YORK
-----------------
President

                                          By                 Transfer Agent
/s/ Mark B. Goldfus                                          and Registrar
-------------------
Secretary

                                                            Authorized Signature

                             MUNIYIELD FLORIDA FUND

         A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of shares which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent classes and series, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                  UNIF GIFT MIN ACT--______ Custodian ______
TEN ENT--as tenants by the entireties                             (Cust)          (Minor)
JT TEN--as joint tenants with right            under Uniform Gifts to Minors Act _________
        of survivorship and not as tenants                                        (State)
        in common

For value received, ______________________ hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee

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(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

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------------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint


-------------------------------------------------------------------- Attorney to
transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated:________________________

                                     -------------------------------------------
                  Signatures must be guaranteed by a national bank or other bank which is a member of the Federal Reserve System (not a savings bank) or by a member firm of any national or regional stock exchange. Notarized signatures are not sufficient.

                  NOTICE: The Signature to this  assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.